FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Interest income on short-term deposits and other	$ 245	$ 243	$ 66
Bank fees and interest expenses	(8)	(7)	(7)
Changes in provision for royalties	3	255	82
Exchange rate differences	(18)	(27)	95
Changes in derivatives fair value	11	9
Total financing income, net	$ 233	$ 473	$ 236